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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2007

                          WESTWOOD HOLDINGS GROUP, INC.
               (Exact name of registrant as specified in charter)

            Delaware                   001-31234                75-2969997
  (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)             File Number)          Identification No.)


                         200 Crescent Court, Suite 1200
                               Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (214) 756-6900
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02:  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

      (b) Effective July 27, 2007, Westwood Holdings Group, Inc.'s Director of Marketing Joyce A. Schaer resigned from the Company for personal reasons. Ms. Schaer's duties have been reassigned internally.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2007


                                        WESTWOOD HOLDINGS GROUP, INC.


                                        By: /s/ William R. Hardcastle, Jr.
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                                                William R. Hardcastle, Jr.,
                                                Chief Financial Officer